                                                                Exhibit 10.10.11


                               ELEVENTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT


         This Eleventh Amendment to Receivables Purchase Agreement dated as of November 20, 2001 (this "Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992, as amended from time to time, (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Eleventh Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Eleventh Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         THE ORIGINATORS:

                         BLOOMINGDALE'S, INC.

                         By:     /s/ John R. Sims
                            -------------------------------------------------
                         Title:  Vice President and Secretary
                               ----------------------------------------------


                         BURDINES, INC.

                         By:     /s/ John R. Sims
                            -------------------------------------------------
                         Title:  Vice President and Secretary
                               ----------------------------------------------


                         RICH'S DEPARTMENT STORES, INC.
                         (formerly Lazarus, Inc. and successor by merger to Rich's Department Stores, Inc.)

                         By:     /s/ John R. Sims
                            -------------------------------------------------
                         Title:  Vice President and Secretary
                               ----------------------------------------------


                         THE BON, INC.

                         By:     /s/ John R. Sims
                            -------------------------------------------------
                         Title:  Vice President and Secretary
                               ----------------------------------------------


                         FEDERATED WESTERN PROPERTIES, INC.,
                         Assignee of Broadway Stores, Inc.

                         By:     /s/ Richard C. Fiddes
                            -------------------------------------------------
                         Title:  Vice President and Assistant Secretary
                               ----------------------------------------------


                         MACY'S EAST, INC.,
                         as successor in interest to Abraham & Straus and Jordan Marsh Stores Corporation

                         By:     /s/ John R. Sims
                            -------------------------------------------------
                         Title:  Vice President and Secretary
                               ----------------------------------------------

                                FDS BANK

Date:  November 20, 2001        By:   /s/ Susan Robinson
                                ---------------------------------------------
                                Title:  Treasurer
                                      ---------------------------------------


                                THE PURCHASER:

                                PRIME RECEIVABLES CORPORATION

Date:  November 20, 2001        By:   /s/ Susan P. Storer
                                ---------------------------------------------
                                Title:  President
                                      ---------------------------------------

                                   SCHEDULE IV

                          SCHEDULE OF LOCK-BOX ACCOUNTS

BANK NAME                           ORIGINATOR                                  BANK ACCOUNT #
---------                           ----------                                  --------------

Bank of America Illinois            All Originators                             8188500959
231 South Lasalle St.
Chicago, IL 60697


Norwest                             All Originators                             6355064529
MAC N9305-031                       Prime Receivable Corp.
Sixth and Marquette                 St. Cloud, MN
Minneapolis, MN  55479              56396-1205


JP Morgan Chase Bank                All Originators                             323890075
Corporate Banking                   Electronic banking networks
Church Street Station
P.O. Box 932
New York, NY                        All Originators                             400471302
10008-0932                          Internet banking activity


PNC Bank                            Macy's                                      3001544986
201 East 5th Street                 P.O. Box 8021
Cincinnati, Ohio 45201              Mason OH
                                    45040-8021


Fifth Third Bank                    Lazarus                                     71527336
38 Fountain Sq. Plaza               P.O. Box 0064
Cincinnati, Ohio  45263             Cincinnati, Ohio  45274


First Hawaiian Bank                 Macy's                                      01-100750
999 Bishop Street                   P.O. Box 380001
Honolulu, HI 96813                  Honolulu, HI 96838-001

                                    EXHIBIT A

                                    FDS BANK

                              OFFICER'S CERTIFICATE



         Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992, among the Originators listed therein and Prime Receivables Corporation, FDS Bank, as Servicer, certifies that the amendment dated as of November 20, 2001 to Schedule IV of the Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Invester Certificateholders.


                                           FDS Bank
                                           As Servicer



Date: November 20, 2001                    /s/ Susan Robinson
                                           ------------------------------------
                                           Name:    Susan R. Robinson
                                           Title:   Treasurer